Exhibit 99.2

Q2 FY19 Results
April 30, 2019

Steve Voorhees
Chief Executive Officer

Ward Dickson
Chief Financial Officer

Jeff Chalovich
Chief Commercial Officer and President, Corrugated Packaging

Pat Lindner
President, Consumer Packaging

Bob Feeser
Former President, Consumer Packaging

 Forward Looking Statements:This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to the statements on the slides entitled “Q2 FY19 Key Highlights”, “Successfully Integrating KapStone”, “Strategic Capital Projects Driving Performance and Earnings Improvements”, “Sequential Quarterly and Full Year Guidance”, “The Case for WRK”, “FY19 Additional Guidance Assumptions” and “Key Commodity Annual Consumption Volumes” that give guidance or estimates for future periods as well as statements regarding, among other things, that strategic projects are progressing as planned and are expected to add $240 million to EBITDA; that we expect to realize $90 million of run rate synergies from the KapStone acquisition by the end of fiscal 2019 and more than $200 million by the end of fiscal 2021; that we expect to realize synergies from the KapStone acquisition in the allocations presented on slide 7; that the synergies that we are realizing from the KapStone acquisition are reducing the impact of balancing our system’s supply with our customers’ demand; that we expect to generate $240 million in annualized EBITDA from strategic capital projects by the end of fiscal 2022 and the strategic capital projects listed will be completed on the timelines presented on slide 8; that Sequential Quarterly and Full Year Guidance earnings drivers and estimates will be as presented on slide 12; that we expect to generate $830 to $870 million of adjusted segment EBITDA in the third fiscal quarter and approximately $3.3 to $3.4 billion of full year adjusted segment EBITDA; that we are committed to reducing our leverage to 2.25 to 2.50 times; that FY19 additional guidance assumptions and mill maintenance schedule will be as presented on slide 16; and that key commodity annual consumption volumes will be as presented on slide 17. Forward-looking statements are based on our current expectations, beliefs, plans or forecasts and are typically identified by words or phrases such as "may," "will," "could," "should," "would," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "prospects," "potential" and "forecast," and other words, terms and phrases of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. WestRock cautions readers that a forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. WestRock’s businesses are subject to a number of general risks that would affect any such forward-looking statements, including, among others, decreases in demand for their products; increases in energy, raw materials, shipping and capital equipment costs; reduced supply of raw materials; fluctuations in selling prices and volumes; intense competition; the potential loss of certain customers; the scope, costs, timing and impact of any restructuring of our operations and corporate and tax structure; the occurrence of a natural disaster, such as hurricanes or other unanticipated problems, such as labor difficulties, equipment failure or unscheduled maintenance and repair, which could result in operational disruptions of varied duration; our desire or ability to continue to repurchase company stock; risks associated with integrating KapStone’s operations into our operations and our ability to realize anticipated synergies and productivity improvements; and adverse changes in general market and industry conditions. Such risks and other factors that may impact management's assumptions are more particularly described in our filings with the Securities and Exchange Commission, including in Item 1A under the caption "Risk Factors" in our Annual Report on Form 10-K for the year ended September 30, 2018. The information contained herein speaks as of the date hereof and WestRock does not have or undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.Non-GAAP Financial Measures:We may from time to time be in possession of certain information regarding WestRock that applicable law would not require us to disclose to the public in the ordinary course of business, but would require us to disclose if we were engaged in the purchase or sale of our securities. This presentation shall not be considered to be part of any solicitation of an offer to buy or sell WestRock securities. This presentation also may not include all of the information regarding WestRock that you may need to make an investment decision regarding WestRock securities. Any investment decision should be made on the basis of the total mix of information regarding WestRock that is publicly available as of the date of the investment decision.We report our financial results in accordance with accounting principles generally accepted in the United States ("GAAP"). However, management believes certain non-GAAP financial measures provide users with additional meaningful financial information that should be considered when assessing our ongoing performance. Management also uses these non-GAAP financial measures in making financial, operating and planning decisions and in evaluating our performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our GAAP results. The non-GAAP financial measures we present may differ from similarly captioned measures presented by other companies.   Forward Looking Statements; Non-GAAP Financial Measures

Q2 FY19 Key Highlights

Financial Performance

- ✓ Net Sales increased $713 million, or 18.2%, year-over-year to $4,620 million(1)
- ✓ Adjusted Segment EBITDA of $757 million for a margin of 16.4%(2)
- ✓ Earned $0.80 of Adjusted Earnings Per Diluted Share(3)
- ✓ North American Corrugated Adjusted Segment EBITDA margin of 20.4%(2)
- ✓ Consumer Packaging segment favorable price / mix of $38 million year-over-year with increases across all paper grades

Markets & Operations

- ✓ North American Corrugated container volumes up 20% year-over-year
- ✓ Containerboard mill system downtime
  - ➢ 198k tons of economic downtime
  - ➢ 99k tons of maintenance
- ✓ Successfully integrating KapStone
- ✓ Strong backlogs and price flow through across all Consumer Packaging grades
- ✓ Successful completion of Mahrt mill curtain coater project

Capital Allocation

- ✓ Investing to maintain and improve our system and drive earnings growth
  - ➢ Strategic projects are progressing as planned; expected to add $240 million to EBITDA
- ✓ Repurchased $44 million of stock
- ✓ Net leverage ratio of 2.96x(2)

1) Excludes Recycling sales in Q2 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $0.62 in Q2 FY19 and $0.86 in Q2 FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

Q2 FY19 WestRock Consolidated Results

Financial Performance

($ in millions, except percentages and per share items)	Q2 FY19	Q2 FY18
Net Sales[1]	$4,620	$3,907
Adjusted Segment Income[2]	$383	$340
Adjusted Segment EBITDA[2]	$757	$649
% Margin[2]	16.4%	16.6%
Adjusted Earnings Per Diluted Share[3]	$0.80	$0.83
Adjusted Operating Cash Flow[2]	$374	$380

Highlights:

- Positive price / mix realization in both Corrugated and Consumer Packaging
- Adjusted Segment EBITDA up 17% year-over-year[2]
- Adjusted Segment EBITDA increased as a result of the KapStone acquisition, the realization of previously published PPW price increases, improved mix and productivity[2]

Adjusted Segment EBITDA[2] ($ in millions)



+17%
$649
(53)
107
(58)
(43)
68
(11)
(11)
(42)
151
$757
Q2 FY18
Volume
Price / Mix
Energy / Materials / Freight (E/M/F)
Wage and Other Inflation
Productivity
FX
Other
Economic Downtime & Mahrt Outage
KapStone (Excl. Economic Downtime)
Q2 FY19
Excludes KapStone

1) Excludes Recycling sales in Q2 FY18. See Reconciliations in the Appendix.
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.
3) Non-GAAP Financial Measure. On a GAAP basis, earnings per diluted share were $0.62 in Q2 FY19 and $0.86 in Q2 FY18. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

Q2 FY19 Corrugated Packaging Results

Financial Performance ($ in millions, except percentages)	Q2 FY19	Q2 FY18
Segment Sales[1]	$2,991	$2,275
Adjusted Segment Income[2]	$319	$274
Adjusted Segment EBITDA[2]	$553	$445
% Margin[2]	19.1%	20.3%
North American Adjusted Segment EBITDA Margin[2]	20.4%	20.0%
Brazil Adjusted Segment EBITDA Margin[2]	22.2%	26.8%

Adjusted Segment EBITDA[2] ($ in millions)



+24%
$445
(48)
67
(31)
(23)
27
(7)
(28)
151
$553
Q2 FY18
Volume
Price / Mix
Energy/ Materials / Freight
Wage and Other Inflation
Productivity
Other
Economic Downtime
KapStone (Excl. Economic Downtime)
Q2 FY19
Excludes KapStone

Segment Highlights:

- Adjusted Segment EBITDA up 24% year-over-year led by strong North American container business demand and pricing[2]

North America:

- Total North American box shipments up 20.2% year-over-year; 2% organic growth, excluding KapStone
- Strong growth driven by KapStone, continued gains in e-commerce, foodservice, processed food and bakery

Key Bridge Variances:

- Volume: Excluding KapStone, declines in domestic and export containerboard shipments partially offset by higher box volumes
- Price / Mix: Flow through of previously published PPW price increases
- E/M/F: Higher costs in wood, freight and energy, partially offset by declines in recycled fiber costs
- Productivity: Driven by capital investments, supply chain optimization, procurement savings and acquisition integration
- Economic Downtime: Total of 198k tons to balance our system's supply with our customers' demand

1) Excludes Recycling sales in Q2 FY18
2) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

Q2 FY19 Consumer Packaging Results

Financial Performance ($ in millions, except percentages)	Q2 FY19	Q2 FY18
Segment Sales	$1,668	$1,637
Adjusted Segment Income[1]	$87	$85
Adjusted Segment EBITDA[1]	$226	$222
% Margin[1]	13.5%	13.6%

Adjusted Segment EBITDA[1] ($ in millions)



+1%
$222
(1)
38
(27)
(19)
41
(14)
(14)
$226
Q2 FY18
Volume
Price / Mix
Energy / Materials / Freight
Wage and Other Inflation
Productivity
Mahrt Outage
Other
Q2 FY19

Segment Highlights:

- Segment sales up 2% year-over-year
- Revenue growth in foodservice, retail food, beverage, beauty and cosmetics
- Strong price realization and momentum from flow through of previously published PPW price increases
- EBITDA margin impacted negatively by 180 basis points due to increased wood costs and the Mahrt outage
- Strong backlogs in all grades

Key Bridge Variances:

- Price / Mix: Realizing flow through of previously published PPW price increases
- E/M/F: Higher costs in wood and freight, partially offset by favorable recycled fiber
- Productivity: Higher converting system utilization, benefits from capital investments, procurement savings and ongoing productivity programs
- Mahrt Outage: Cost of extended machine downtime to support the capital project
- Other: Primarily FX

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Reconciliations in the Appendix.

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WestRock

 Successfully Integrating KapStone  KapStone Run-Rate Synergy Progression  ($ in millions)    Expect to realize more than $200 million in run-rate synergies by the end of FY21Synergies reducing the impact of balancing our system’s supply with our customers’ demand          KapStone Synergy Allocation

Strategic Capital Projects Driving Performance and Earnings Improvements

Strategic Capital Project Run-Rate EBITDA

($ in millions)



Anticipated Strategic Project Completion Timing
Mahrt
Covington
Porto Feliz
Florence
Tres Barras
$15
$80
$150
$240
FY19
FY20
FY21
FY22



Mahrt Curtain Coater



Porto Feliz Plant



Florence Mill

$1 billion of strategic investment expected to generate $240 million in annualized EBITDA

8

 Broadest Portfolio of Differentiated Paper Grades and Packaging Solutions                                        SBS  CNK®  CRB  URB  Virgin Linerboard / Medium  White Top Linerboard  Recycled Linerboard / Medium  Semi-Chemical Medium  Kraft Paper        Creating Customized Value-Added Solutions Using the World’s Most Comprehensive Portfolio of Sustainable Paper and Packaging Products

Innovative, Sustainable Paper and Packaging Solutions Replace Plastic

INNOVATIVE MATERIALS

EnShield® Natural Kraft™



Non-Poly Ice Cream



Recyclable and Compostable Cup (NextGen Winner)



Kraft Bag



PACKAGE DESIGN

Cluster-Pak® Beverage Packs



EconoClip®



Foodservice Containers



Ecopush™



MACHINERY SOLUTIONS

Combo 1250 Machine



Meta® Duo



BoxSizer™



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WestRock

Shrink Film and Plastic Ring Replacement

THE SOLUTION:

WestRock introduced innovative, sustainably-sourced, 100% recyclable and fully biodegradable paperboard solutions to replace plastic and provide flexibility to adapt to changing consumer preferences.

LOWER TOTAL COSTS
Automation

GROW SALES
Superior branding, image and shelf

IMPROVE SUSTAINABILITY
Environmentally friendly packaging

MINIMIZE RISK
Turnkey solution

Shrink-Wrap Replacement


GUINNESS

DuoDozen® 1250M beverage case packer machine



Plastic Ring Replacement


GUINNESS

Cluster-Pak® Ultima HF automated multipack system



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WestRock

Sequential Quarterly and Full Year Guidance

$757 million

Q2 FY19 Adjusted Segment EBITDA[(1)]

▲ +$20 to +$40 million

Volume / Mix
- Higher seasonal volumes across Corrugated and Consumer
- Seasonal sales increase in Victory business

▲ +$50 to +$65 million

Cost Deflation
- Lower recycled fiber, virgin fiber, energy and freight costs

▲ +$3 to +$8 million

Other Items
- Sequential productivity improvement offset by Panama City mill business interruption insurance proceeds recognized in Q2

$830 - $870 million

Q3 FY19 Adjusted Segment EBITDA[(1)]

Other Sequential Adjusting EPS Items: Negative approximately $(0.03) per share
- Higher depreciation expense and interest expense
- Adjusted tax rate of approximately 23.5%, up sequentially from 22.9%

Full Year Adjusted Segment EBITDA:

Approximately $3.3 to $3.4 Billion

1) Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix.

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WestRock

 The Case For WRK            We Are Leaders in Attractive Markets        We Provide a Winning Value Proposition  We Have Multiple Levers to Improve Our Results  We Generate Strong Cash Flows  #1 or #2 positions in paper and packaging markets with customers that value differentiation to grow sales and reduce their total costs  We create customized value-added solutions using the broadest portfolio of paper and packaging products   Our commercial approach, KapStone synergies and strategic capital projects are levers unique to WestRock   Our 13% Adjusted Free Cash Flow Yield supports dividend yield of more than 4.9%(1); committed to reducing our leverage to 2.25x to 2.50x(1)  Non-GAAP Financial Measure. See Non-GAAP Financial Measures and Forward-looking Guidance in the Appendix. Adjusted Free Cash Flow is calculated on trailing twelve months ending March 31, 2019. Adjusted Free Cash Flow equals operating cash flow minus capital expenditures plus cash restructuring and other costs, net of tax

 Appendix

 Non-GAAP Financial Measures  Adjusted Earnings Per Diluted ShareWe use the non-GAAP financial measure “adjusted earnings per diluted share,” also referred to as “adjusted earnings per share” or “Adjusted EPS” because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance since it excludes restructuring and other costs, net, and other specific items that we believe are not indicative of our ongoing operating results. Our management and board of directors use this information to evaluate our performance relative to other periods. We believe the most directly comparable GAAP measure is Earnings per diluted share.Adjusted Operating Cash Flow and Adjusted Free Cash FlowWe use the non-GAAP financial measure “adjusted operating cash flow” and “adjusted free cash flow” because we believe this measure provides our board of directors, investors, potential investors, securities analysts and others with useful information to evaluate our performance relative to other periods because it excludes restructuring and other costs, net of tax, that we believe are not indicative of our ongoing operating results. While this measure is similar to adjusted free cash flow, we believe it provides greater comparability across periods when capital expenditures are changing since it excludes an adjustment for capital expenditures. We believe adjusted free cash flow is also a useful measure as it reflects our cash flow inclusive of capital expenditures. We believe the most directly comparable GAAP measure is net cash provided by operating activities. Adjusted Segment EBITDA and Adjusted Segment EBITDA MarginsWe use the non-GAAP financial measures “adjusted segment EBITDA” and “adjusted segment EBITDA margins”, along with other factors, to evaluate our segment performance against our peers. We believe that investors also use these measures to evaluate our performance relative to our peers. We calculate adjusted segment EBITDA for each segment by adding that segment’s adjusted segment income to its depreciation, depletion and amortization. We calculate adjusted segment EBITDA margin for each segment by dividing that segment’s adjusted segment EBITDA by its adjusted segment sales. Leverage Ratio and Net Leverage RatioWe use the non-GAAP financial measures “leverage ratio” and “net leverage ratio” as measurements of our operating performance and to compare to our publicly disclosed target leverage ratio. We believe investors use each measure to evaluate our available borrowing capacity – in the case of “net leverage ratio”, adjusted for cash and cash equivalents. We define leverage ratio as our Total Funded Debt divided by our Credit Agreement EBITDA, each of which term is defined in our credit agreement, dated July 1, 2015. Borrowing capacity under our credit agreement depends on, in addition to other measures, the Credit Agreement Debt/EBITDA ratio or the leverage ratio. As of March 31, 2019, our leverage ratio was 3.00 times. While the leverage ratio under our credit agreement determines the credit spread on our debt, we are not subject to a leverage ratio cap. Our credit agreement is subject to a Debt to Capitalization and Consolidated Interest Coverage Ratio, as defined therein. We define net leverage ratio as the product of our Total Funded Debt minus cash and cash equivalents divided by our Credit Agreement EBITDA. As of March 31, 2019, our net leverage ratio was 2.96 times. Forward-looking GuidanceWe are not providing a reconciliation of forward-looking non-GAAP financial measures to the most directly comparable U.S. GAAP measure because we are unable to predict with reasonable certainty the ultimate outcome of certain significant items without unreasonable effort. These items include, but are not limited to, merger and acquisition-related expenses, restructuring expenses, asset impairments, litigation settlements, changes to contingent consideration and certain other gains or losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for the guidance period.Adjusted Tax RateWe use the non-GAAP financial measure “Adjusted Tax Rate”. We believe this non-GAAP financial measure is useful because it adjusts our GAAP effective tax rate to exclude the impact of restructuring and other costs, net, and other specific items that management believes are not indicative of the ongoing operating results of the business. “Adjusted Tax Rate” is calculated as “Adjusted Tax Expense” divided by “Adjusted Pre-Tax Income”. We believe that the most directly comparable GAAP measures to Adjusted Tax Expense and Adjusted Pre-Tax Income are “Income tax (expense) benefit” and “Income before income taxes”, respectively.

 FY19 Additional Guidance Assumptions  Other Guidance Assumptions    Depreciation & Amortization  Approx. $1.5 billion  Interest Expense  Approx. $490 - $500 million  Interest Income  Approx. $50 - $60 million  Effective Adjusted Book Tax Rate(1)  23.5% to 24%  Adjusted Cash Tax Rate(1)  Approx. 20%  Share Count  Approx. 260 million  Capital Expenditures  Approx. $1.4 billion      North American Corrugated Packaging  Consumer Packaging  Mill Maintenance Schedule(2) (tons in thousands)  Non-GAAP Financial Measure.Q3 and Q4 FY19 amounts are forecasts.

Key Commodity Annual Consumption Volumes

Approx. Annual Consumption Volumes

Commodity Category	Volume
Recycled Fiber (tons millions)	5.3
Wood (tons millions)	43
Natural Gas (cubic feet billions)	83
Electricity (kwh billions)	6.7
Polyethylene (lbs millions)	52
Caustic Soda (tons thousands)	238
Starch (lbs millions)	576

Sensitivity Analysis

Category	Increase in Spot Price	Approx. Annual EPS Impact
Recycled Fiber (tons millions)	+$10.00 / ton	($0.16)
Natural Gas (cubic feet billions)	+$0.25 / MMBTU	($0.06)
FX Translation Impact	+10% USD Appreciation	($0.07)

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WestRock

Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.Includes a $13 million impairment of mineral rights

 Adjusted Net Income and Adjusted Earnings Per Diluted Share Reconciliation  The GAAP results for Pre-Tax, Tax, Net of Tax and EPS are equivalent to the line items "Income before income taxes", "Income tax (expense) benefit“, "Consolidated net income“ and “Earnings per Diluted Share”, respectively, as reported on the statements of operations.

 Adjusted Tax Rate Reconciliation  Adjusted Operating Cash Flow

 Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income

 Adjusted Segment Sales, Adjusted Segment EBITDA and Adjusted Segment Income

 Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Victory Packaging and India corrugated operations.

 Corrugated Packaging Adjusted Segment EBITDA  The “Other” column includes our Recycling and India corrugated operations.

 Shipment Data  Includes 59 days of KapStone.Combined North America, Brazil and India shipments.

 LTM Adjusted Free Cash Flow  (All numbers in millions, except share price and percentage)

 LTM Credit Agreement EBITDA  Additional Permitted Charges includes among other items, $364 million of EBITDA of acquired companies and $147 million of restructuring and other costs.  Total Debt, Funded Debt and Leverage Ratio